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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

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       Date of Report (Date of earliest event reported) March 31, 2008
                                                      -----------------

                                   AMARU, INC.
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             (exact name of registrant as specified in its charter)

                                     Nevada
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                 (State or other jurisdiction of incorporation)

      000-32695                                            88-0490089
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Commission File Number                        IRS Employer Identification Number

            112 Middle Road, #08-01 Middland House, Singapore 188970
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                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (65) 6332 9287
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        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

        |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

        |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

        |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

        |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




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ITEM 8.01       OTHER EVENTS

         As of March 31, 2009, an 81.6% owned subsidiary of Amaru, Inc. (the "Company"), M2b World Asia Pacific Pte Ltd., a Singapore corporation ("M2B") entered into WOWtv Strategic Frame Agreement of Online Advertisment with Beijing Baidu Netcom Science and Technology Co.Ltd.("Baidu"), a corporation incorporated in China and listed on Nasdaq (the "Agreement"). Baidu is the biggest search engine in China.

         M2B intends to enter into a strategic partnership with Baidu to provide content services to Baidu.com users. Both parties intention is to work towards a business model of Baidu contributing traffic to the WOWtv site of M2B in Chinese.

         Under the terms of the Agreement, M2B will be responsible for design and marketing of WowTv China website, for constant maintenance and update of program inclusive of post-production, editing, encoding and formatting of content, as well as all advertising sales on the Chinese WOWtv website during the period of the Agreement. Baidu agrees to display WOWtv advertisement at Baidu's site, provide report of the traffic contribution to WOWtv site, and provide material and technical support to meet M2B requirements.

         Although the Agreement was entered in the ordinary course of business by M2B, it marks an important milestone for the Company by the Company's access to China market.






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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act or 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: April 1, 2009                        AMARU, INC.

                                            By: /s/ Colin Binny
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                                                Colin Binny
                                                President